IDEX II GROWTH PORTFOLIO

                   COMPUTATION OF AVERAGE ANNUAL TOTAL RETURN
            (assuming deduction of the maximum sales charge of 5.5%)


THE FORMULA USED TO CALCULATE TOTAL RETURN IS:

                             T = ((ERV / P) 1/N) - 1

WHERE: T        =        Average Annual Total Return

       ERV      =        Ending redeemable value of the initial investment for
                         the periods shown

       P        =        $1,000.00 initial investment

       N        =        Number of years

FOR THE ONE YEAR PERIOD ENDED SEPTEMBER 30, 1992:

       T        =        0.25%

       ERV      =        $1,002.50

       P        =        $1,000.00

       N        =        1

FOR THE FIVE YEAR PERIOD ENDED SEPTEMBER 30, 1992:

        T        =        13.20%

        ERV      =        $1,859

        P        =        $1,000.00

        N        =        5

FOR THE PERIOD FROM MAY 8, 1986 THROUGH SEPTEMBER 30, 1992:

         T        =        16.29%

         ERV      =        $2,632

         P        =        $1,000.00

         N        =        6.416

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                            IDEX II GROWTH PORTFOLIO

                       COMPUTATION OF AVERAGE ANNUAL TOTAL
       RETURN (assuming no deduction of the maximum sales charge of 5.5%)


THE FORMULA USED TO CALCULATE TOTAL RETURN IS:

                             T = ((ERV / P) 1/N) - 1

WHERE:   T        =        Average Annual Total Return

         ERV      =        Ending redeemable value of the initial investment for
                           the periods shown

         P        =        $1,000.00 initial investment

         N        =        Number of years

FOR THE ONE YEAR PERIOD ENDED SEPTEMBER 30, 1992:

        T        =        6.06%

        ERV      =        $1,060.60

        P        =        $1,000.00

        N        =        1

FOR THE FIVE YEAR PERIOD ENDED SEPTEMBER 30, 1992:

        T        =        14.19%

        ERV      =        $1,942

        P        =        $1,000.00

        N        =        5

FOR THE PERIOD FROM MAY 8, 1986 THROUGH SEPTEMBER 30, 1992:

        T        =        17.51%

        ERV      =        $2,815

        P        =        $1,000.00

        N        =        6.416

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                            IDEX II GROWTH PORTFOLIO

                     COMPUTATION OF CUMULATIVE TOTAL RETURN
          (assuming no deduction of the maximum sales charge of 5.5%)

THE FORMULA USED TO CALCULATE CUMULATIVE TOTAL RETURN IS:

                             T = ((ERV / P) 1/N) - 1

WHERE:  T        =        Cumulative Total Return

        ERV      =        Ending redeemable value of the initial investment for
                          the periods shown

        P        =        $1,000 initial investment

        N        =        Number of years (assumed to be one year)

FOR THE ONE YEAR PERIOD ENDED SEPTEMBER 30, 1992:

        T        =        6.06%

        ERV      =        $1,060.60

        P        =        $1,000.00

        N        =        1

FOR THE FIVE YEAR PERIOD ENDED SEPTEMBER 30, 1992:

        T        =        96.75%

        ERV      =        $1,967.50

        P        =        $1,000.00

        N        =        1

FOR THE PERIOD FROM MAY 8, 1986 THROUGH SEPTEMBER 30, 1992:

        T        =        178.72%

        ERV      =        $2,787.20

        P        =        $1,000.00

        N        =        1

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